Exhibit 10.6.5

AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (“Amendment”), is entered into as of July 31, 2009, by and among Comerica Bank (“Bank”), Convio, Inc., a Delaware corporation (“Parent”), and certain of Parent’s Subsidiaries signatory hereto (collectively, jointly and severally, with Parent, “Borrowers” and each individually a “Borrower”), in light of the following:

A.                                   Borrowers and Bank previously entered into that certain Loan and Security Agreement, dated as of October 26, 2007 (as previously amended by that certain Amendment Number One to Loan and Security Agreement dated as of January 14, 2008, that certain Amendment Number Two to Loan and Security Agreement dated as of February 15, 2008, and that certain Amendment Number Three to Loan and Security Agreement dated as of January     , 2009, the “Agreement”).

B.                                     In connection with the Agreement, Borrowers and Bank entered into various other agreements (such agreements, together with the Agreement, are collectively referred to herein as the “Loan Documents”).

C.                                     Borrowers and Bank desire to amend the Agreement pursuant to the terms and conditions herein.

Borrowers and Bank hereby amend and supplement the Agreement as follows:

1.                                       Definitions.  All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

2.                                       Amendments.

(a)                                  The following definitions as set forth in Exhibit A to the Agreement are hereby amended in their entirety to read as follows:

““Non-Borrowing Base Amount” means an amount equal to $1,000,000.”

““Revolving Line” means a Credit Extension of up to $10,000,000 (inclusive of any amounts outstanding under the Letter of Credit Sublimit).”

““Revolving Maturity Date” means April 26, 2011.”

(b)                                 Clause (c) to the definition of “Permitted Indebtedness” as set forth in Exhibit A to the Agreement are hereby amended in their entirety to read as follows:

“(c)                            Indebtedness not to exceed $2,500,000 in the aggregate in any fiscal year (other than Indebtedness owed to ATEL, in which case such Indebtedness shall not exceed $320,130.86) secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;”

(c)                                  Clause (c) to the definition of “Permitted Liens” as set forth in Exhibit A to the Agreement are hereby amended in their entirety to read as follows:

“(c)                            Liens not to exceed $2,500,000 in the aggregate (other than Liens in favor of ATEL, in which case such Liens shall not exceed $320,130.86) (i) upon or in any Equipment (other than Equipment financed by an Equipment Advance) acquired or held by Borrowers or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such

Equipment;”

(d)                                 The definition of “Deferred Revenue” is hereby added to Exhibit A to the Agreement in proper alphabetical order to read as follows:

“Deferred Revenue” means, as determined in accordance with GAAP, all amounts due from a customer, but not yet recognized as revenue as set forth in each Borrower’s balance sheet.

(e)                                  Section 2.3(a) of the Agreement is hereby amended in its entirety to read as follows:

“(a)                            Interest Rates.

(i)                                     Advances.  Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, at a variable rate equal to the Daily Adjusting LIBOR Rate set forth in the Daily Adjusting LIBOR Addendum to this Agreement.

(ii)                                  Equipment Advances.  Except as set forth in Section 2.3(b), the Equipment Advances shall bear interest, on the outstanding daily balance thereof, at a variable rate equal to the Daily Adjusting LIBOR Rate set forth in the Daily Adjusting LIBOR Addendum to this Agreement.”

(f)                                    Section 6.2(d) of the Agreement is hereby amended in its entirety to read as follows:

“(d)                           Bank shall have a right from time to time hereafter to audit Borrowers’ Accounts and appraise Collateral at Borrowers’ expense, provided that such audits or appraisals will be conducted no more often than once every 12 months and the reimbursable expense shall be limited to $3,000 per audit or appraisal; provided, however, if Borrowers fail to maintain a ratio of Cash to all Indebtedness to Bank of at least 1.50 to 1.00, then the frequency of such audits shall be once every 6 months; provided further, however, that if an Event of Default has occurred and is continuing, the frequency of such audits shall not be limited and shall be at Borrower’s expense.”

(g)                                 Section 6.2(e) of the Agreement is hereby amended in its entirety to read as follows:

“(e)                            On the later to occur of (i) February 15th of each year or (ii) the day immediately following the date of the first board meeting of each calendar year, Administrative Borrower shall deliver to Bank board approved income statement and balance sheet projections for each Borrower’s following fiscal year.  Any board approved changes to such projections shall be delivered to Bank within 30 days of such board approval.”

(h)                                 Section 6.7 of the Agreement is hereby amended in its entirety to read as follows:

“6.7                           Financial Covenants.  Except for the liquidity ratio set forth in Section 6.7(c), which Borrowers shall maintain upon the occurrence and continuation of the Liquidity Event, Borrowers shall at all times maintain, on a consolidated and consolidating basis, the following financial ratios and covenants:

(a)                                  Minimum EBITDA.  Borrowers’ EBITDA, to be measured on a trailing twelve (12) month basis as of the last day of the applicable period set forth in the table below, shall not be less than the following:

Period	Minimum EBITDA

For the fiscal quarter ending March 31, 2009	$500,000

For the fiscal quarter ending June 30, 2009	$1,500,000

For the fiscal quarter ending September 30, 2009	$2,000,000

For the fiscal quarter ending December 31, 2009	$2,500,000

For the fiscal quarter ending March 31, 2010	$2,500,000

For the fiscal quarter ending June 30, 2010	$2,500,000

For the fiscal quarter ending September 30, 2010	$2,500,000

For the fiscal quarter ending December 31, 2010 and for each fiscal quarter ending thereafter	$3,500,000

(b)                                 Minimum Cash.  A balance of Cash at Bank and Cash at Bank’s Affiliates covered by a control agreement of not less $3,000,000 in a non-interest bearing account; provided, however, at any time an Initial Public Offering is made Borrowers shall maintain an additional balance of Cash at Bank and Cash at Bank’s Affiliates covered by a control agreement of not less $7,000,000.

(c)                                  Liquidity Ratio.  Upon the occurrence and continuation of the Liquidity Event, a ratio of Cash plus 75% of Eligible Accounts to all Indebtedness to Bank of at least 1.50 to 1.00.”

(d)                                 Deferred Revenue.  An aggregate balance of Deferred Revenue of at least $13,000,000.”

(i)                                     Borrowers’ address set forth in Section 10 of the Agreement is hereby amended, in pertinent part, to read as follows:  “11501 Domain Drive, Suite 200; Austin, TX 78758”.

(j)                                     The Schedule of Exceptions attached to the Agreement is hereby supplemented by adding the following Inbound Licenses for Convio in numerical order under such heading:

“17)                          AppExchange Partner Master Agreement between Salesforce and Convio, Inc, effective March 5, 2008 as amended from time to time

18)                                Subscription Customer Agreement between Big Machines and Convio, effective December 1, 2008

19)                                Integrated Software Products Platinum Partner Agreement between Pervasive and Convio, effective November 14, 2008”

3.                                       References to Horizon.  The parties hereby agree that all references to “Horizon” in the Loan Agreement (together with any and all other agreements, instruments, and documents executed in connection therewith) are hereby deleted in their entirety without replacement and the same are of no further force or effect.

4.                                       Exhibits.  The Exhibits to the Agreement are hereby updated and superseded by the Exhibits to this Amendment as follows:  (i) Exhibit D to this Amendment (Borrowing Base Certificate) supersedes and replaces Exhibit D to the Agreement, and (ii) Exhibit E to this Amendment (Compliance Certificate) supersedes and replaces Exhibit E to the Agreement.

5.                                       Representations and Warranties.  Borrowers hereby affirm to Bank that all of Borrowers’ representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof (after giving effect to the amendments provided herein).  Borrowers hereby represent and warrant to

Bank that all Indebtedness outstanding in connection with that certain Venture Loan and Security Agreement, dated December 27, 2005, between Horizon Technology Funding Company LLC, as lender, and Convio, Inc., as borrower, has been paid in full and the same, together with all commitments to extend credit thereunder, have been terminated.

6.                                       No Defaults.  Borrowers hereby affirm to Bank that, after giving effect to this Amendment, no Event of Default has occurred and is continuing as of the date hereof (after giving effect to the amendments provided herein).

7.                                       Condition Precedent.  The effectiveness of this Amendment is expressly conditioned upon receipt by Bank of the following, each in form and substance satisfactory to Bank:

(a)                                  a copy of this Amendment duly executed by each of the parties hereto;

(b)                                 a copy of that certain Daily Adjusting LIBOR Addendum duly executed by Borrowers;

(c)                                  a copy of the board approved income statement and balance sheet projections for each Borrower’s 2009 fiscal year;

(d)                                 a copy of each Amended and Restated Warrant duly executed by Parent; and

(e)                                  confirmation that the Liens in favor of Horizon Technology Funding Company LLC have been terminated in full, which may be confirmed with an “of record” UCC search with the Secretary of State for the applicable jurisdiction evidencing that such Liens have been terminated.

8.                                       Costs and Expenses.  Borrowers shall pay to Bank all of Bank’s out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, search fees, filing and recording fees, documentation fees, appraisal fees, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

9.                                       Limited Effect.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern.  In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

10.                                 Choice of Law.  This Amendment shall be governed by, construed and interpreted in accordance with the internal laws of the State of California, without regard to principles of conflicts of law.

11.                                 Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original.  All such counterparts, taken together, shall constitute but one and the same Amendment.  This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized representatives the day and year first above written.

CONVIO, INC.

By:	/s/ James R. Offerdahl
Name:	James R. Offerdahl
Title:	CFO

GETACTIVE SOFTWARE, INC.

By:	/s/ James R. Offerdahl
Name:	James R. Offerdahl
Title:	CFO

COMERICA BANK

By:	/s/ Donna Day
Name:	Donna Day
Title:	Vice President

Amendment Number Four to Loan and Security Agreement

S-1

EXHIBIT D

BORROWING BASE CERTIFICATE

Borrowers:	CONVIO, INC., a Delaware corporation,and certain of its Subsidiaries signatory to the Loan Agreement	Comerica Bank Technology & Life Sciences Division Loan Analysis Department 300 W. Sixth Street Suite 1300 Austin, TX 78701 Phone: (512) 427-7107
Total Commitment Amount: $11,645,140.57		Fax: (512) 427-7178

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of		$
2.	Additions (please explain on reverse)		$
3.	TOTAL ACCOUNTS RECEIVABLE		$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 25% over 90 day accounts	$
6.	Concentration Limits of 25%	$
7.	Foreign Accounts	$
8.	Governmental Accounts	$
9.	Contra Accounts	$
10.	Promotional or Demo Accounts	$
11.	Intercompany/Employee Accounts	$
12.	Other (please explain on reverse)	$
13.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$
14.	Eligible Accounts (#3 minus #13)		$
15.	LOAN VALUE OF ACCOUNTS (80% of #14)		$

BALANCES
16.	Maximum Loan Amount		$10,000,000
17.	Total Funds Available (Lesser of #16 or #15)		$
18.	Present balance owing on Line of Credit		$
19.	Outstanding under Sublimits (e.g., Letters of Credit)		$
20.	Non-Borrowing Base Amount	$1,000,000
21.	RESERVE POSITION (#17 minus #18 and #19, plus 20)		$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies in all material respects with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

Very truly yours,

CONVIO, INC.,		BANK USE ONLY
as Administrative Borrower

Rec’d by:
Authorized Signer	Date:
Name:	Reviewed by:
Title:	Date:

EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:		Comerica Bank Technology & Life Sciences Division Loan Analysis Department 300 W. Sixth Street Suite 1300 Austin, TX 78701 Phone: (512) 427-7107 Fax: (512) 427-7178
FROM:	CONVIO, INC., as Administrative Borrower

The undersigned Responsible Officer of Convio, Inc., a Delaware corporation (“Administrative Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement among Borrowers and Bank (the “Agreement”), (i) Borrowers are in complete compliance for the period ending                          with all required covenants, except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct in all material respects as of the date hereof; provided, however, that those representations and warranties which expressly refer to another date shall be true, correct and complete in all material respects as of such date.  Attached herewith are the required documents supporting the above certification.  The undersigned Responsible Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES

CPA Audited, Unqualified F/S	Annually, within 180 days of FYE	YES	NO
Intellectual Property Report	Quarterly, within 30 days	YES	NO
Company Prepared F/S	Monthly, within 30 days	YES	NO
Borrowing Base Certificate	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
A/P Aging	Monthly, within 30 days	YES	NO
A/R Aging	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED QUARTERLY, UNLESS OTHERWISE NOTED:

Minimum EBITDA	In accordance with the amounts set forth in Section 6.7(a) of the Agreement.	$	YES	NO
Minimum Cash	$3,000,000 at all times; An additional $7,000,000 upon an Initial Public Offering.	$	YES	NO
Liquidity	1.50:1.00	$	YES	NO
Deferred Revenue	$13,000,000	$	YES	NO

Please Enter Below Comments Regarding Covenant Violations:

The undersigned Responsible Officer further acknowledges that at any time Borrowers are not in material compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, at Bank’s discretion, no credit extensions will be made.

Very truly yours,

CONVIO, INC.,		BANK USE ONLY
as Administrative Borrower

Rec’d by:
Authorized Signer	Date:
Name:	Reviewed by:
Title:	Date:
	Financial Compliance Status:	YES / NO